EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Enzon Pharmaceuticals, Inc. (the Company) for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jeffrey H. Buchalter, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 2, 2006                          By:  /s/Jeffrey H. Buchalter
                                               --------------------------------
                                          Jeffrey H. Buchalter
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)



         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

         A signed original of this written statement required by Section 906 has been provided to Enzon Pharmaceuticals, Inc. and will be retained by Enzon Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.